                                                                            Exhibit 24

                               POWER OF ATTORNEY

      Know  all  by  these  presents that the undersigned hereby constitutes and appoints  each  of  Annie  Pratt  and  Jordan  Christensen,  signing singly, the undersigned's true and lawful attorney-in-fact to:

      1.  Execute  for  and  on  behalf of the undersigned, in the undersigned's capacity  as  an  officer, director or greater than 10% shareholder of Nxu, Inc.
("Nxu"),  Forms  3,  4  and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules and regulations promulgated thereunder;

      2.  Do  and  perform any and all acts for and on behalf of the undersigned which  may  be necessary or desirable to complete and execute any such Form 3, 4 or  5,  complete and execute any amendment or amendments thereto and timely file such  form  with  the  United  States Securities and Exchange Commission and any
national  quotation  system,  national  securities  exchange,  stock exchange or similar authority; and

      3.  Take  any  other  action of any type whatsoever in connection with the foregoing  which, in the opinion of such attorney-in-fact, may be of benefit to, in  the  best  interest  of  or  legally  required  by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant  to this Power of Attorney shall be in such form and shall contain  such  terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The  undersigned  hereby  grants  to  such attorney-in-fact full power and authority  to  do  and perform any and every act and thing whatsoever requisite, necessary  or  proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could  do  if personally present, with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute  or substitutes, shall lawfully do or cause to be done  by  virtue  of  this  Power  of  Attorney and the rights and powers herein granted.  The  undersigned  acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is  Nxu  assuming,  any  of  the  undersigned's  responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

      This  Power  of  Attorney  shall remain in full force and effect until the undersigned  is  no longer required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings  of and transactions in securities issued by Nxu, unless earlier  revoked  by  the  undersigned  in  a  signed  writing  delivered to the foregoing attorney-in-fact.

      IN  WITNESS  WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this December 11, 2023.

                                /s/ Sarah Wyant
                                ---------------
                                Sarah Wyant